UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2000




                        DELTA WOODSIDE INDUSTRIES, INC.
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)




 South Carolina                        1-10095                  57-0535180
-----------------                    -----------             ---------------
(State of other juris-               (Commission              (IRS Employer
diction of incorporation)            File Number)         Identification Number)


    233 North Main Street
    Hammond Square, Suite 200
    Greenville, South Carolina                                  29601
    -----------------------------------------------------------------
    (Address of principal executive office                    (Zip Code)



Registrant's telephone number, including area code: (864) 232-8301




                   The Exhibit Index appears on page 4 hereof.

     Item 5. Other Events
             ------------

     On March 31, 2000, Delta Mills, Inc. ("Delta Mills"), an indirect wholly-owned subsidiary of Delta Woodside Industries, Inc. (NYSE-DLW) ("Delta Woodside"), replaced Delta Mills' existing bank credit facility with a new revolving credit facility. Borrowings under the new credit facility will be based on eligible accounts receivable and inventory of Delta Mills, subject to a maximum availability limit. The new credit facility has a three- year term and is secured by the accounts receivable, inventory and capital stock of Delta Mills and Delta Mills Marketing, Inc. (Delta Mill's wholly-owned subsidiary). The interest rate on the new credit facility is based on a spread over either LIBOR or a base rate. In connection with this new credit facility, Delta Mills terminated its prior bank credit facility. On March 31, 2000, there were no borrowings under either the prior credit facility or the new credit facility.

     The new credit facility contains restrictive covenants which, among other matters, require that Delta Mills' Maximum Leverage Ratio not exceed specified ratios. The agreement also restricts additional indebtedness, dividends and capital expenditures. The new credit facility does not contain certain restrictions that were present in the credit facility that it replaces. The payment of dividends with respect to Delta Mills' stock is permitted if there is no event of default and there is at least $1 of undrawn availability under the facility.

     Item 7. Financial Statements and Exhibits
             ---------------------------------

(a)  Financial Statements of the Businesses Acquired. Not Applicable

(b)  Pro Forma Financial Information. Not Applicable

(c)  Exhibits.

99.1 Revolving Credit and Security Agreement, dated as of March 31, 2000, between GMAC Commercial Credit LLC, as agent and lender, and Delta Mills, Inc., as borrower. Schedules and exhibits have been omitted. The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of omitted schedules and exhibits to this agreement upon request of the Commission.

99.2 Guaranty, dated as of March 31, 2000, of Delta Mills Marketing, Inc. in favor of GMAC Commercial Credit LLC, as agent.

99.3 General Security Agreement, dated as of March 31, 2000, between Delta Mills Marketing, Inc. and GMAC Commercial Credit LLC, as agent.

99.4 Stock Pledge and Security Agreement, dated as of March 31, 2000, by Alchem Capital Corporation in favor of GMAC Commercial Credit LLC, as agent.

99.5 Stock Pledge and Security Agreement, dated as of March 31, 2000, by Delta Mills, Inc. in favor of GMAC Commercial Credit LLC, as agent.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELTA WOODSIDE INDUSTRIES, INC.
                                        (Registrant)


April 12, 2000                           By:      /s/David R. Palmer
                                                  -------------------------
                                                  Controller

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT

99.1 Revolving Credit and Security Agreement, dated as of March 31, 2000, between GMAC Commercial Credit LLC, as agent and lender, and Delta Mills, Inc., as borrower. Schedules and exhibits have been omitted. The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of omitted schedules and exhibits to this agreement upon request of the Commission.

99.2 Guaranty, dated as of March 31, 2000, of Delta Mills Marketing, Inc. in favor of GMAC Commercial Credit LLC, as agent.

99.3 General Security Agreement, dated as of March 31, 2000, between Delta Mills Marketing, Inc. and GMAC Commercial Credit LLC, as agent.

99.4 Stock Pledge and Security Agreement, dated as of March 31, 2000, by Alchem Capital Corporation in favor of GMAC Commercial Credit LLC, as agent.

99.5 Stock Pledge and Security Agreement, dated as of March 31, 2000, by Delta Mills, Inc. in favor of GMAC Commercial Credit LLC, as agent.








4